SYSTEMS TRADING, INC
48 S. SERVICE ROAD
SUITE LL90
MELVILLE, NY 11747
(PH) 631-389-3164

FMV LEASE AGREEMENT

LEASE AGREEMENT # **DSC002**
Sales Rep: HS

LESSEE: DATA STORAGE CORPORATION
48 SOUTH SERVICE ROAD
SUITE 203
MELVILLE, NY 11747

ATTN: CHUCK PILUSO
PHONE 212-564-4922

EQUIPMENT LIST AND SERIAL NUMBERS SEE SCHEDULE A

1. LEASE, TERM, RENT. SYSTEMS TRADING INC. (Lessor) agrees to lease to Lessee and Lessee agrees to lease from Lessor, in accordance with the terms and conditions set forth in this Lease Agreement, the Leased Property which includes the model, features and accessories (which may not be listed, but are considered part of the Leased Property by the manufacturer), in the Description Feature section described below and in the attached schedule, which is being used only for commercial or business purposes, for an initial minimum term of 60 months. After the initial term the rent payment of $ 29,592.00 per month will continue until 120 days written notice is given. The amount payable to the lessor on or before the execution date of this Lease is **$ 29,592.00** which represents **non-refundable** payments for the first month of the Lease. The first day of rent charge is **January 1, 2019** Lessor shall send Lessee an invoice for each monthly rent charge of **$ 29,592.00** and such invoice shall be paid by Lessee within 15 days of the date of the invoice. This Lease shall not become effective until executed by an officer of both parties who have the authority to bind their respective entities to this Lease,and delivered to Lessor's address shown above. After full term and written notice requirements are given, three options are available to the Lessee. (1) The equipment can be purchased at FAIR MARKET VALUE (2) The rent payment in advance of each month can continue until 120 days notice is given (3) The equipment can be returned to Lessor. Lessee authorizes Lessor to insert the Leased Property Serial Numbers and other omitted factual matter on Schedule A upon their being determined. All record of equipment purchased will be added to Schedule A. If this Lease is not countersigned and returned to Lessee within (10) days from the execution date by Lessor, then at Lessor's option this agreement may be voided and all equipment, software and any prepayments returned at once.

2. **NON-CANCELABLE LEASE, LEASE WAIVER.** Lessee's obligations under the Lease including, without limitation to the obligation to pay rent, are absolute and unconditional and shall continue without any claim, defense, set-off, counterclaim, reduction or abatement of any kind whatsoever and regardless of any disability of Lessee to use the Leased Property or any part thereof because of any reason whatsoever. To the extent permitted by applicable law, the Lessee waives any and all rights and remedies conferred upon a Lessee by UCC Sections 2A-508 through 2A-522, including (a) recover from the Lessor any general, special, incidental or consequential damages, for any reason whatsoever, and (b) specific performance for any of the Leased Property.

3. **ASSIGNMENT, WAIVER OF DEFENSES.** LESSOR MAY, WITHOUT CONSENT BY LESSEE, ASSIGN THE LEASE, ASSIGN ANY RENTALS, OR ASSIGN ANY OTHER SUMS DUE OR TO BECOME DUE UNDER THE LEASE, OR TRANSFER OR GRANT A SECURITY INTEREST IN ANY OF THE LEASED PROPERTY, AND IN SUCH EVENT LESSOR'S ASSIGNEE OR SECURED PARTY SHALL HAVE ALL OF THE RIGHTS, POWERS, PRIVILEGES, OBLIGATIONS AND REMEDIES OF LESSOR HEREUNDER. NO ASSIGNEE SHALL BE BOUND TO PERFORM ANY DUTY, COVENANT, CONDITION OR WARRANTY OF LESSOR. LESSEE AGREES NOT TO RAISE ANY CLAIM OR DEFENSE WHICH LESSEE MAY HAVE AGAINST LESSOR ARISING OUT OF THE LEASE OR OTHERWISE AS A DEFENSE, COUNTERCLAIM OR OFFSET TO ANY ACTION BY ASSIGNEE OR SECURED PARTY HEREUNDER. LESSEE ACKNOWLEDGES THAT ANY ASSIGNMENT BY LESSOR WOULD NEITHER MATERIALLY CHANGE THE LESSEE'S DUTY NOR MATERIALLY INCREASE THE BURDEN OR RISK IMPOSED ON THE LESSEE UNDER THE LEASE. LESSEE AGREES THAT AFTER RECEIPT BY LESSEE OF WRITTEN NOTICE OF AN ASSIGNMENT FROM LESSOR OR FROM LESSOR'S ASSIGNEE, ALL RENT AND OTHER AMOUNTS WHICH ARE THEN AND THEREAFTER DUE UNDER THE LEASE SHALL BE PAID TO SUCH ASSIGNEE AT THE PLACE OF PAYMENT DESIGNATED IN SUCH NOTICE. **LESSEE SHALL NOT ASSIGN THE LEASE OR ANY INTEREST IN THE LEASE OR IN THE LEASED PROPERTY NOR ENTER INTO ANY SUBLEASE WITH RESPECT TO ANY OF THE LEASED PROPERTY WITHOUT LESSOR'S PRIOR WRITTEN CONSENT. ANY PURPORTED ASSIGNMENT OR SUBLEASE BY LESSEE WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR SHALL BE VOID WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD.**

4. **TITLE, FILLING, INDEMNIFY, INSPECTIONS, QUIET ENJOYMENT.** Title to the Leased Property shall at all times be vested in Lessor. All documents of title and evidences of delivery shall be delivered to Lessor. Lessee authorizes Lessor, at Lessee=s expense, to cause the Lease, or any statement or other Instrument in respect to the Lease, showing the interest of Lessor in the Leased Property, including Uniform Commercial Code Financing Statements, to be filed or recorded. Lessee agrees to execute or procure for Lessor such estoppel certificates, landlords or mortgagee's waivers or other documents as Lessor may request to confirm or perfect Lessor=s rights hereunder or to otherwise effectuate the intents of the Lease. Lessee shall, at its expense, protect and defend Lessor's title against all persons claiming against or through Lessee, keep the Leased Property free from legal process or encumbrance, give Lessor immediate notice thereof and shall Indemnify Lessor from any loss caused solely because of Lessee=s failure to keep the Leased Property unencumbered by a party other than Lessor. Lessor or assignee shall have free access and right of inspection of the Leased Property and the premises where it is kept at any reasonable time. So long as Lessee is not in default of the Lease, Lessee shall have the right of quiet use and enjoyment of the Leased Property.

5. **RISK OF LOSS.** Lessee shall bear all risks of loss and damage to the Leased Property from any cause. The occurrence of such loss or damage shall not relieve Lessee of any obligation hereunder. In the event of loss or damage, Lessee shall: (a) place the damaged Leased Property in good repair, condition and working order; or (b) replace lost or damaged Leased Property with new Leased Property of the same type, model, and features, and deliver to Lessor documentation vesting clear title thereto in Lessor; or (c) pay to Lessor the present value as of the date of loss of both the unpaid balance of the aggregate rent reserved under the Lease and the value of the Lessors residual interest in the Leased Property at the expiration of the Lease.

6. **INSURANCE**. Lessee shall, at Lessee's sole cost and expense, keep the Leased Property insured against all risks of loss or damage from every cause whatsoever for not less than the greater of the full replacement cost or stipulated loss value of the Leased Property as of such date.

7. **WARRANTIES AND MAINTENACE. LESSEE ACKNOWLEDGES THAT THIS LEASE IS A FINANCE LEASE, AND THAT LESSEE EVALUATED AND SELECTED THE LEASED PROPERTY PRIOR TO LESSOR'S PURCHASE, AND THAT LESSOR IS NOT THE MANUFACTURE NOR REPRESENTATIVE OF THE MANUFACTURE AND MAKES NO WARRANTY TO ANYONE, AS TO ANY MATTER WHATSOEVER, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, THE FITNESS, MERCHANTABILITY, DESIGN, CONDITION, CAPACITY, PERFORMANCE OR ANY OTHER ASPECT OF THE LEASED PROPERTY OR ITS MATERIAL OR WORKMANSHIP OR THE TAX TREATMENT OR ACCOUNTING TREATMENT OF THE LEASE. LESSOR DISCLAIMS ANY LIABILITY FOR THE LOSS, DAMAGE OR INJURY TO LESSEE OR THIRD PARTIES AS A RESULT OF ANY DEFECTS, LATENT OR OTHERWISE, IN THE LEASED PROPERTY. LESSOR SHALL HAVE NO OBLIGATION TO MAINTAIN, INSTALL, ERECT, TEST, ADJUST OR SERVICE THE LEASED PROPERTY, LESSOR SHALL NOT BE LIABLE FOR ANY INDIRECT, SPECIAL, OR CONSEQUENTIAL DAMAGES HOWSOEVER ARISING. IF THE LEASED PROPERTY IS UNSATISFACTORY FOR ANY REASON, LESSEE SHALL MAKE CLAIM ON ACCOUNT THEREOF SOLELY AGAINST THE MANUFACTURER AND/OR THE SUPPLIER AND SHALL NEVERTHELESS PAY LESSOR ALL RENT AND OTHER MONIES PAYABLE HEREUNDER.**

8. **EXPENSES, RETURN, CARE, USE, MODIFICATIONS, RELOCATIONS**. Lessee covenants and agrees to pay all costs, expenses, fees, and charges on the Leased Property in connection with, but not limited to: transportation, installation, deinstallation, relocation, storage, insurance, repair, maintenance, use, operation and possession; beginning with the delivery of the leased property to the ship-to location(s) of the Lessee shown herein, and ending after the leased property has been packed in accordance to the manufacturers standard packing specifications and shipped via the carrier and to the location then specified by Lessor. During the entire lease, the Leased Property will have been kept and will be returned in the same appearance, operating order, repair and mechanical condition as when received by Lessee (normal wear and tear expected) and if stated in section 2, eligible for the manufacturers standard maintenance agreement; and that any replacements or parts substitution shall become the property of the Lessor. Otherwise the Lessee shall not alter, modify or substitute any serialized Leased Property, or add-in or attach any other Leased Property to the Leased Property in any manner without the prior written consent of Lessor, which shall not be unreasonably withheld. The Lessee will use the Leased Property with competent and licensed operators and in a careful and prudent manner and only for the purposes and within the rated capacity for which the Leased Property was designed. The Lesser shall comply with all laws, ordinances, regulations, requirements and rules with respect to use, maintenance and operation of the Leased Property.
The Lessee shall not affix the Leased Property (which shall remain personal property at all times regardless of how attached or installed) to realty so as to change its nature to real property or a fixture. The Lessee shall not relocate the Lease Property from the ship to address stated herein without the prior written consent of the Lessor, except as set forth in section 15.
The lessee is responsible for maintaining manufacturers hardware and software maintenance for the term of the lease and until the equipment is returned. The lessee must maintain, repack and pay all shipping cost to return equipment at the end of the Lease.

9. **TAXES AND FEES**. Lessee intends the Rental payments to be net to Lessor, and Lessee agrees to pay if applicable all sales, use excise, personal property, stamp, documentary and ad valorem taxes, license and registration fees, assessments, fines, penalties and similar charges imposed on the ownership, possession or use of the Leased Property during the term of the Lease, and all taxes imposed on Lessor or Lessee (except Lessor's Federal or State net income taxes) with respect to the Rental payments or the Leased Property; and shall reimburse Lessor upon demand for any taxes paid or advanced by Lessor with interest at a rate of two percent (2%) per month from the date of payment, but only to the extent permitted by law. Lessee shall file all personal property tax returns with respect to the Leased Property,and pay all taxes that become due.

10. **DEFAULT**. The occurrence of any of the following shall constitute an Event of Default: (a) Lessee's failure to pay any Rental payments or any other payment when due under this lease, and such failure shall continue for ten (10) days; or (b) Lessee's failure to pay when due any indebtedness of Lessee to Lessor arising independently of the Lease and such failure shall continue for five (5) days; or (c) Lessee's failure to perform any of the other terms, covenants or conditions of the Lease and such failure shall continue for ten (10) days followed by a (10) day cure period; or (d) any representation, warranty or statement made by Lessee or any guarantor of the Lease (A Guarantor), whether contained in the Lease or in any guaranty, application, financial statement or other document delivered to Lessor in connection with the Lease, shall be untrue in any material respect; or (e) Lessee becomes insolvent or makes an assignment for the benefit of creditors; or (f) receiver, trustee, conservator or liquidator of Lessee, of all or a substantial part of Lessee=s assets, is appointed with or without the application or consent of Lessee; or (g) a petition is filed by or against Lessee under the Bankruptcy Code or under any other insolvency law or laws providing for the relief of debtors; or (h) Lessee voluntarily or involuntarily permits the leased property to become subject to a lien.

11. **REMEDIES OF A DEFAULT**. If an Event of Default occurs, Lessor may exercise all remedies available to Lessor under applicable law and without limiting the foregoing: (a) recover from Lessee all Rental payments and other payments which are due and unpaid; (b) declare and accelerate the entire amount of rent and other payables, less interest at six percent (6%) per annum based on the date of payment, to become immediately due and payable; and (c) permitting Lessor=s entry upon the premises and removal of the Leased Property with notice to Lessee, which shall not be unreasonably withheld.
If Lessee fails to comply with any provision of the Lease, Lessor shall have the right, but not the obligation, to affect compliance on behalf of Lessee upon ten (10) days prior written notice followed by a (10) day cure period except as elsewhere indicated herein. In such event all monies expended by Lessor, and all expenses of Lessor in effecting such compliance, shall be deemed to be additional rent, and shall be paid by Lessee to Lessor at the time of the next rental payment.
Lessee shall also be liable for, and shall pay to Lessor: (a) all expenses incurred by Lessor in connection with the enforcement of any of Lessor's remedies; (b) Lessor's reasonable attorney's fees and expenses; and (c) interest on all sums due Lessor, from the date when the sums become due and until paid, and at the rate of one and one half percent (11/2%) per month but only to the extent permitted by law.
When any payment is not made by Lessee within ten (30) days of the due date followed by a (30) day cure period, Lessee agrees to pay to Lessor, not later than one month thereafter, in addition to all amounts payable by Lessee as a result of the exercise of any of the remedies provided in the Lease, an amount calculated at the rate of five cents ($.05) per one dollar of each such delayed payment, as an administrative fee to offset Lessors collection costs, but only to the extent permitted by law.
All remedies of Lessor are cumulative,and are in addition to any other remedies provided for by law, and may, to the extent permitted by law, be exercised concurrently. The exercise of anyone remedy shall not be deemed an election of such remedy or preclude the exercise of any other remedy. No failure on the part of Lessor to exercise, and no delay in exercising, any right or remedy shall operate as a waiver or modify the terms of the Lease. In no event shall Lessor's recovery exceed the maximum recovery permitted by law.

12. **FINANCIALS**. If requested by Lessor, Lessee agrees to provide to Lessor, on request: any and all financials applicable to the Lessee.

13. **GOVERNING LAW; JURISDICTION; VENUE; SERVICE OF PROCESS; WAIVER OF JURY TRIAL.** The Lease has been executed in, and shall be performed in, and governed by the laws of the State of New York. Lessee hereby consents to the jurisdiction of any Federal or State Court, located in Nassau County, New York with respect to any action commenced hereunder. Further, Lessee agrees that, at the option of Lessor, any dispute arising in connection with this Lease will first be submitted to mediation, and then if still unresolved to arbitration; in the state of NY pursuant to the rules of the American Arbitration Association, and the parties agree to abide by, and perform the award, and that judgment may be entered into any court of competent jurisdiction. Nothing contained herein is intended to preclude Lessor from commencing any action hereunder in any court having jurisdiction thereof. **TO THE EXTENT PERMITTED BY LAW, LESSEE WAIVES TRIAL BY JURY IN ANY ACTION ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LEASE, OR THE TRANSACTIONS CONTEMPLATED HEREIN.**

14. ENFOREMENT OF WARRANTY: Upon receipt of a written request from Lessee, Lessor hereby agrees, so long as this Agreement shall remain in force, to take all reasonable action requested by Lessee to enforce any manufacturer's warranty, express or implied, issued on or applicable to each Leased Property in Schedule A, which is enforceable by Lessor in its own name, and represents that it will take all reasonable action to obtain for Lessee all service furnished by a manufacturer in connection therewith: provided that Lessor shall not be obligated to commence any suit or action or resort to litigation to enforce any such warranty unless Lessee shall pay all expenses in connection therewith. Similarly, if any such warranty shall be enforceable by Lessee in its own name, Lessee hereby agrees, upon receipt of written request from Lessor, so long as this Agreement shall remain in force, to take all reasonable action requested by Lessor to enforce any such warranty.

15. NOTICE: Service of all notice under this Lease shall be sufficient if in writing and given personally or mailed to the party involved at its respective address herein set forth, or any such other address as such party may provide in writing from time to time. Any such notices mailed to such address shall be effective when deposited in the United States Mail, DULY ADDRESSED WITH POSTAGE PREPAID. Until further notice, service of all notice to Systems Trading, Inc shall be give at its general office, Systems Trading, Inc. 48 S.Service Road, Suite LL90, Melville, NY 11747 Until further notice, service of notice to DATA STORAGE CORPORATION shall be given at its general office, 48 S. SERVICE ROAD, SUITE 203, MELVILLE, NY 11747

SYSTEMS TRADING, INC

Name: Hal Schwartz Title: President

Signed: /s/ Harold Schwartz Date: 10/3/2018

DATA STORAGE CORPORATION

Name: Tom Kempster Title: President, Serve Ops

Signed: /s/Thomas Kempster Date: 10/1/2018

DATA STORAGE CORPORATION

Name: Chuck Piluso Title: CEO

Signed: /s/ Charles Piluso Date: 10/3/2018

SCHEDULE A LEASE DSC002- 4 Pages Total

location	Equipment	Serial Number
Waltham	7895-23a	213DE7C
	7895-23A	213DE8C
Hawthorne	8287-22L	2160A1A
	8287-21L	2160A0A
	5146-GL2	21BF01G
	1818-80E	78H02CX
	7042	2158E7D
	7316-TF4	108665X
	8247-22L	2160A2A
	1818-80E	78H02BT
	7120-48E	78155V7
Waltham	7895	MAINT
Hawthorne	8284-22	21AA82W
Waltham	DD2500	80CE02160931C32220,80CE021623329A3DE4,80CE021623329A4648,80CE021623329A4676
Hawthorne	8284	UPLIFT
Hawthorne	7042-CR7	109CC7C
Hawthorne	UCS 5108 CHASSIS	FOX1849G2JW
	UCS B200 M3	FCH16097GYR
	UCS B200 M3	FCH16097GYX
	UCS B200 M3	FCH16097HKH
	UCS 6248p	SSI174804LM
	UCS 6248p	SSI17360B89

Location	Equipment	Serial Number
Hawthorne	ESS SOLUTION	
Marlborough	9838	1322153
	DD6300	CF2AT171400587
	DD6300	APM00171538567
	DD6300	CF2DL170900291
Hawthorne	POWERVM	AA82W
Hawthorne	8284-22	78067BX
Marlborough	8284-22A	78067CX
Marlborough	7042-CR9	78638DD
Marlborough	8286-41A	7808F0X
Hawthorne	POWERVM	8286-E3D9V
Waltham	E5-2650	unknown
Marlborough	EX4300	PE3714030541
	EX4300	PE3714030090
	EX4300	PE3714030484
	EX4300	PE3714030511
	EX4300	PE3714030041
	EX4300	PE3714030565
Marlborough	4248	6121516
Marlborough	PARTS	CABLES
Waltham	DRIVES	
Marlborough	FG800D	3916801262
	FG800D	3916801209
Marlborough	FG600C	
	FG100C	
Marlborough	EX-4300	RTU00020664989
	EX-4300	RTU00020664990
Marlborough	TRIPP LITE	PARTS
Marlborough	LICENSE FOR EX4300	
	PART	
Hawthorne	FG200D	FG200D3916821154
	FG200D	FG200D3916821279
	FG101E	FG101E4Q17001177
	FG101E	FG101E4Q17001241

Location	Equipment	Serial Number
Hawthorne	PARTS	
Hawthorne	PARTS FOR P8	
Marlborough	7316	
Hawthorne	8286	-E3D9V
Hawthorne	MEMORY	
Marlborough	UCS 5108 Blade Chassis	FOX1912G9U7
	UCS 5108 Blade Chassis	FOX1806G13V
	UCS 5108 Blade Chassis	FOX1806G4EG
	UCS 5108 Blade Chassis	FOX1806G12D
	UCS 6248 Fabric Interconnects	SSI162001LQ
	UCS 6248 Fabric Interconnects	SSI162001LD
	UCS B200 M3 Server	FCH1719J6X3
	UCS B200 M3 Server	FCH1717J8VQ
	UCS B200 M3 Server	FCH1722JBXN
	UCS B200 M3 Server	FCH1722J275
	UCS B200 M3 Server	FCH1717J8DJ
	UCS B200 M3 Server	FCH1708J0MC
	UCS B200 M3 Server	FCH1708J0FK
	UCS B200 M3 Server	FCH17287T5T
	UCS B200 M3 Server	FCH1706J29C
	UCS B200 M3 Server	FCH17287R9B
	UCS B200 M3 Server	FCH172775K3
	UCS B200 M3 Server	FCH1708J46Z
	UCS B200 M3 Server	FCH1708J0UJ
	UCS B200 M3 Server	FCH1727JEJY
	UCS B200 M3 Server	FCH17287RG0
	UCS B200 M3 Server	FCH1708J0UL
Marlborough	QFX5100-48S	VF3716180007
	QFX5100-48S	VF3716170537
	QFX5100-48S	VF3716170529

Location	Equipment	Serial Number
Marlborough	EMC DD6300	APM00180437966
		MD100180400495
		CF2AT175101958
		FCNBD180112799
Marlborough	XL60	71786-1-1
		71786-1-2
		71786-1-3
	Storinator Q30	69197

PVH List of Equipment (To Be Purchased)
3 x 9009-22A
VHMC
3555-L3A LT08
8284-22A
2x EX4550-32T AFO
2 x FG60E
2 x 6505
2 x 2076-624
Tripp Lite PDU
2 x HPE Switch
2 x Fiber Adapter
IM7248 Open Gear

SYSTEMS TRADING, INC

Name: Hal Schwartz Title: President

Signed: /s/ Harold Schwartz Date: 10/3/2018

DATA STORAGE CORPORATION

Name: Tom Kempster Title: President, Serve Ops

Signed: /s/Thomas Kempster Date: 10/1/2018

DATA STORAGE CORPORATION

Name: Chuck Piluso Title: CEO

Signed: /s/ Charles Piluso Date: 10/3/2018

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